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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fisher Communications, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I William W. Krippaehne Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 20, 2003

                                           /s/ William W. Krippaehne Jr.
                                       -----------------------------------------
                                       William W. Krippaehne Jr.
                                       President and Chief Executive Officer


*A signed original of this written statement required by Section 906 has been provided to Fisher Communications, Inc., and will be retained by Fisher Communications, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.